Loans Delinquent>= 90 Days (w/ BK, FC, FB)
Count
UPB
109
$12,390,944.50
In Foreclosure >= 180 Days
Count
UPB
0
In Bankruptcy >= 60 Days
Count
UPB
20
$1,694,376.76
REO >= 180 Days
Count
UPB
0
Loans with LTV >= 85% and Delinquent >= 60 Days(Excluded
BK, FC, FB, REO)
Count
UPB
19
$1,377,359.72
Loans with UPB <= $50K and Delinquent >= 30
Days(Excluded BK, FC, FB, REO)
Count
UPB
25
$714,487.01
Loans in Foreclosure >= 60 Days beyond state average
Count
UPB
2
$384,798.18
MI Claims open >= 60 Days
Number of Loans
Total Claim Amount
Avg. Claim
Avg. Aging
0
REO Not on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
0
REO on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
1
$79,950.52
107.0
REO Prop in Eviction >= 60 Days
Number of Loans
Total UPB
Avg. Days in Eviction
2
$122,688.86
89.5
BPO Reconciliation
Variance
Number of Loans
Total UPB
10 - 15%
15
$1,576,667.84
15 - 20%
13
$1,501,369.86
20 - 25%
8
$861,436.07
25 - 30%
5
$405,035.75
> 30%
15
$2,001,016.30
Red Flag Dashboard (OTS)
Date: 11/22/2005 1:55:56 PM Deal Number: SASCO 2005-NC1 Report As of: 10/30/2005
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